UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21460

Pioneer Series Trust II
(Exact name of registrant as specified in charter)

60 State Street, Boston, MA 02109
(Address of principal executive offices) (ZIP code)

Terrence J. Cullen, Amundi Asset Management, Inc.,
60 State Street, Boston, MA 02109
(Name and address of agent for service)

Registrant’s telephone number, including area code:  (617) 742-7825
Date of fiscal year end:  December 31, 2021

Date of reporting period: January 1, 2021 through June 30, 2021

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

Pioneer AMT-Free Municipal Fund
Semiannual Report | June 30, 2021

A: PBMFX	C: MNBCX	Y: PBYMX

Paper copies of the Fund’s shareholder reports may no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer, bank or insurance company. Instead, the reports will be made available on the Fund’s website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
You may elect to receive all future reports in paper free of charge. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-225-6292. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held within the Pioneer Fund complex if you invest directly.

visit us: www.amundi.com/us

Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/21 1

President’s Letter

Dear Shareholders,
With the first half of 2021 now behind us, we have seen some better news on the COVID-19 pandemic front. In the US, widespread distribution of the COVID-19 vaccines approved for emergency use late last year, and a general decline in more severe virus cases and related hospitalizations, have had a positive effect on overall market sentiment, even as the emergence of highly infectious variants of the virus in certain areas has led to increased volatility.
While there may finally be a light visible at the end of the pandemic tunnel, the long-term impact on the global economy from COVID-19, while currently unknown, is likely to be considerable. It is clear that several industries have already felt greater effects than others, and the markets, which do not thrive on uncertainty, have been volatile.
With that said, so far during 2021, we have seen investments typically associated with a higher degree of risk, such as equities and high-yield bonds, outperform investments regarded as less risky, such as government debt. In addition, cyclical stocks, or stocks of companies with greater exposure to the ebbs and flows of the economic cycle, have rallied this year after slumping during the height of the pandemic, as investors have appeared to embrace the potential for a more widespread reopening of the economy in the coming months. Additional fiscal stimulus from the US government in recent months has also helped provide some market momentum.
Despite the strong rebound from the March 2020 lows and positive market performance so far this year, several factors that could lead to increased volatility and weaker performance bear watching. These include: public-health issues such as potential surges in COVID-19 cases, particularly as “variants” of the virus have continued to arise; macroeconomic concerns (inflation, energy prices, sluggish employment figures); and changes to the US government’s fiscal policies, particularly the possibility of higher income and capital gains tax rates on both individuals and businesses.
After leaving our offices in March of 2020 due to COVID-19, we have reopened our US locations and have invited our employees to slowly return to the office. I am proud of the careful planning that has taken place. Our business has continued to operate without any disruption and we all look forward to regaining a bit of normalcy after 15 months of remote working.

2 Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/21

Since 1928, Amundi US’s investment process has been built on a foundation of fundamental research and active management, principles which have guided our investment decisions for more than 90 years. We believe active management – that is, making active investment decisions – can help mitigate the risks during periods of market volatility.
At Amundi US, active management begins with our own fundamental, bottom-up research process. Our team of dedicated research analysts and portfolio managers analyzes each security under consideration, communicating directly with the management teams of the companies issuing the securities and working together to identify those securities that best meet our investment criteria for our family of funds. Our risk management approach begins with each and every security, as we strive to carefully understand the potential opportunity, while considering potential risk factors.
Today, as investors, we have many options. It is our view that active management can serve shareholders well, not only when markets are thriving, but also during periods of market stress.
As you consider your long-term investment goals, we encourage you to work with your financial professional to develop an investment plan that paves the way for you to pursue both your short-term and long-term goals.
We greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future.
Sincerely,
Lisa M. Jones
Head of the Americas, President and CEO of US
Amundi Asset Management US, Inc.
August 2021
Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/21 3

Portfolio Management Discussion | 6/30/21
In the following interview, Lead Portfolio Manager David Eurkus outlines the investment environment for tax-free bonds during the six-month period ended June 30, 2021, and the factors that affected the performance of Pioneer AMT-Free Municipal Fund during the period. Mr. Eurkus, a Managing Director, Director of Municipals, and a portfolio manager at Amundi Asset Management US, Inc. (Amundi US), is responsible for the day-to-day management of the Fund, along with Jonathan Chirunga, a Managing Director, Director of High-Yield Municipals, and a portfolio manager at Amundi US.
Q How did the Fund perform during the six-month period ended June 30, 2021?
A Pioneer AMT-Free Municipal Fund’s Class A shares returned 0.72% at net asset value during the six-month period ended June 30, 2021, while the Fund’s benchmark, the Bloomberg Barclays Municipal Bond Index (the Bloomberg Barclays Index), returned 1.06%. During the same six-month period, the average return of the 165 mutual funds in Morningstar’s Municipal National Long Funds Category was 2.30%.
Q How would you describe the investment environment in the municipal bond market during the six-month period ended June 30, 2021?
A The backdrop for municipal bonds was largely favorable over the six-month period, driven in part by the US Federal Reserve’s (Fed’s) accommodative monetary policy and healthy supply-and-demand conditions within the municipal market. On the demand side, inflows to the asset class continued to hit record levels. As of June 30, 2021, the municipal bond category had seen inflows in 59 of the previous 60 weeks.
The demand has come not only from traditional municipal investors, but also from non-traditional buyers and foreign purchasers attracted to the relative safety of municipals versus other investment options, lower default rates, and attractive tax-equivalent yields compared with taxable investments. With respect to supply, the lingering effects of the tax legislation enacted by the US government in December 2017 has continued to act as a drag on tax-exempt issuance. Together, those factors helped municipals deliver positive returns for the six-month period, even though Treasury yields rose. (Bond prices and yields have tended to move in opposite directions).
An ongoing improvement in credit-market conditions provided further support for tax-exempt debt instruments during the period. Like most financial markets, municipal bonds came under significant stress created

4 Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/21

by the onset of the COVID-19 pandemic and the ensuing lockdowns designed to mitigate the effects of the virus. To combat the economic impact of COVID-19, the Fed cut the target range of the federal funds rate to near-zero, and took other steps – such as renewed bond purchases – to stimulate growth during the spring of 2020. In addition, US lawmakers approved two large fiscal aid packages in the spring and summer of 2020, followed by another $1.9 trillion stimulus bill in early 2021. Those measures helped stabilize the economy and, most important for municipal bonds, provided relief to state and local governments.
Q What factors affected the Fund’s performance relative to the Bloomberg Barclays Index during the six-month period ended June 30, 2021?
A Our emphasis on holding higher-quality bonds in the portfolio compared with the Bloomberg Barclays Index was the primary cause of the Fund’s benchmark-relative underperformance for the period. At the close of the period, more than 80% of the Fund’s holdings held ratings of “A” or better, while more than one-quarter of portfolio holdings held ratings of “AAA” or the equivalent. That aspect of the Fund’s positioning pressured benchmark-relative results due to the significant outperformance of lower-rated municipal issues over the six-month period. At a time of improving credit conditions, investors developed a hearty appetite for riskier assets, thus elevating demand for higher-yielding investments with lesser ratings, and helping the lower-quality segment of the municipal market to widely outpace the performance of investment-grade municipals for the six-month period. To illustrate, the high-yield municipal market, as measured by the Bloomberg Barclays US Municipal High Yield Bond Index, returned more than 6% over the six-month period, while the Fund’s benchmark returned just over 1%.
Despite the Fund’s relative underperformance over the period, the portfolio’s holdings experienced no major downgrades or credit issues. We kept the Fund fully invested, with a preference for longer-duration securities in an attempt to capture the potential higher yields available in that market segment. Given that municipal rates declined in the first half of the calendar year, that aspect of the Fund’s positioning was a positive for relative performance. (Duration is a measure of the sensitivity of the price, or the value of principal, of a fixed-income investment to a change in interest rates, expressed as a number of years.)
During the period, we maintained the Fund’s investments in sectors that we see as vital to the regional and national economies, such as health care/hospitals, public and private education, transportation, and power/energy.

Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/21 5

At the individual security level, the Fund lost some benchmark-relative performance through positions in University of Texas and Central Puget Sound (Washington State) Regional Transit Authority bonds. Both are longer-dated issues that lagged when Treasury yields spiked in the first calendar quarter of 2021. However, we believe the underperformance to be just short-term “noise,” since our analysis shows that both securities have continued to feature high levels of creditworthiness. On the positive side, the Fund’s positions in New York tobacco settlement bonds and Puerto Rico general obligation bonds were notable contributors to benchmark-relative returns. Puerto Rico’s bonds, in particular, were among the leading beneficiaries of investors’ elevated demand for higher-yielding debt over the six-month period.
Q Did the Fund’s distributions* to shareholders change during the six-month period ended June 30, 2021?
A The Fund’s monthly distribution rate declined over the six-month period, reflecting the general decrease in municipal bond yields.
Q Did the Fund have any exposure to derivative securities during the six-month period ended June 30, 2021?
A No, the Fund had no derivatives exposure during the period.
Q What is your investment outlook heading into the second half of the Fund’s fiscal year?
A We do not believe the recent resurgence in US inflation is sustainable, and the Fed has made frequent pronouncements that it intends to keep short-term interest rates at near-zero levels through late 2022. Therefore, we are optimistic about the interest-rate environment, at least for the near term. A low default rate and favorable supply-and-demand conditions have continued to provide additional tailwinds for the municipal market. In addition, we believe the major federal infrastructure proposal currently under debate in Washington, if passed into law, may lead to an increased number of attractive tax-exempt investment opportunities, driven by the variety of new construction projects that such legislation could create. Lastly, given the enormous and ongoing need for federal assistance to cope with the lingering economic effects of COVID-19, the US government may finally have to address its rising debt levels, in part by raising taxes on high-income individuals. In fact, the Biden administration has already floated the idea of increases to both capital gains and individual income tax rates. If higher tax rates eventually become reality, that development may further increase demand for municipal bonds.

* Distributions are not guaranteed.

6 Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/21

Consistent with our investment discipline, we anticipate maintaining a focus on intensive, fundamental research into individual bond issues that we choose for inclusion in the portfolio, while maintaining a close watch on any economic factors that could influence the market.
Please refer to the Schedule of Investments on page 16–32 for a full listing of Fund securities.
All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility and heightened uncertainty. The market prices of securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, recessions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets, the spread of infectious illness or other public health issues or adverse investor sentiment. These conditions may continue, recur, worsen or spread.
When interest rates rise, the prices of fixed-income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Fund will generally rise.
Investments in the Fund are subject to possible loss due to the financial failure of issuers of underlying securities and their inability to meet their debt obligations.
At times, the Fund’s investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.
The value of municipal securities can be adversely affected by changes in the financial condition of municipal issuers, lower revenues, and regulatory and political developments.
A portion of income may be subject to local, state, federal and/or alternative minimum tax. Capital gains, if any, are subject to capital gains tax.
These risks may increase share price volatility.
Before investing, consider the product’s investment objectives, risks, charges and expenses. Contact your financial professional or Amundi Asset Management US, Inc., for a prospectus or summary prospectus containing this information. Read it carefully.
Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/21 7

Portfolio Summary | 6/30/21
Portfolio Diversification

(As a percentage of total investments)*
† Amount rounds to less than 0.1%

State Diversification

(As a percentage of total investments)*
8 Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/21

10 Largest Holdings
(As a percentage of total investments)*
1.	United States Treasury Bill, 8/26/21	3.18%
2.	Central Puget Sound Regional Transit Authority, Series S-1, 5.0%, 11/1/46	2.56
3.	University of Texas System, Financing System, Series A, 5.0%, 8/15/49	2.50
4.	Massachusetts Development Finance Agency, Harvard University, Series A,
	5.0%, 7/15/40	2.48
5.	Massachusetts Health & Educational Facilities Authority, Massachusetts
	Institute of Technology, Series K, 5.5%, 7/1/32	1.56
6.	Hillsborough County Industrial Development Authority, 3.5%, 8/1/55	1.40
7.	County of Miami-Dade FL Water & Sewer System Revenue, 4.0%, 10/1/49	1.40
8.	Tobacco Settlement Financing Corp., Senior, Series B-1, 5.0%, 6/1/47	1.20
9.	State of Florida Department of Transportation Turnpike System
	Revenue, 3.0%, 7/1/49	1.15
10.	Medford Hospital Facilities Authority, 3.0%, 8/15/50	1.01

*
Excludes temporary cash investments and all derivative contracts except for options purchased. The Fund is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities.

Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/21 9

Prices and Distributions | 6/30/21
Net Asset Value per Share

Class	6/30/21	12/31/20
A	$15.67	$15.70
C	$15.53	$15.56
Y	$15.61	$15.63

Distributions per Share: 1/1/21 – 6/30/21

	Net Investment	Short-Term	Long-Term
Class	Income	Capital Gains	Capital Gains
A	$0.1410	$ —	$ —
C	$0.0817	$ —	$ —
Y	$0.1592	$ —	$ —

Index Definition
The Bloomberg Barclays Municipal Bond Index is an unmanaged, broad measure of the municipal bond market. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.
The index defined here pertains to the “Value of $10,000 Investment” and “Value of $5 Million Investment” charts shown on pages 11–13

10 Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/21

Performance Update | 6/30/21	Class A Shares

Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer AMT-Free Municipal Fund at public offering price during the periods shown, compared to that of the Bloomberg Barclays Municipal Bond Index.

Average Annual Total Returns
(As of June 30, 2021)
	Net	Public	Bloomberg
	Asset	Offering	Barclays
	Value	Price	Municipal
Period	(NAV)	(POP)	Bond Index
10 years	5.38%	4.89%	4.28%
5 years	3.47	2.52	3.25
1 year	4.16	-0.52	4.17

Expense Ratio
(Per prospectus dated April 1, 2021)
Gross
0.80%

Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
NAV results represent the percent change in net asset value per share. POP returns reflect deduction of maximum 4.50% sales charge. NAV returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
Please refer to the financial highlights for a more current expense ratio.

Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/21 11

Performance Update | 6/30/21	Class C Shares

Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer AMT-Free Municipal Fund during the periods shown, compared to that of the Bloomberg Barclays Municipal Bond Index.

Average Annual Total Returns
(As of June 30, 2021)
			Bloomberg
			Barclays
	If	If	Municipal
Period	Held	Redeemed	Bond Index
10 years	4.57%	4.57%	4.28%
5 years	2.68	2.68	3.25
1 year	3.41	3.41	4.17

Expense Ratio
(Per prospectus dated April 1, 2021)
Gross
1.55%

Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). “If Held” results represent the percent change in net asset value per share. NAV returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
Please refer to the financial highlights for a more current expense ratio.

12 Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/21

Performance Update | 6/30/21	Class Y Shares

Investment Returns
The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer AMT-Free Municipal Fund during the periods shown, compared to that of the Bloomberg Barclays Municipal Bond Index.

Average Annual Total Returns
(As of June 30, 2021)
	Net	Bloomberg
	Asset	Barclays
	Value	Municipal
Period	(NAV)	Bond Index
10 years	5.63%	4.28%
5 years	3.71	3.25
1 year	4.49	4.17

Expense Ratio
(Per prospectus dated April 1, 2021)
Gross	Net
0.62%	0.55%

Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The net expense ratio reflects the contractual expense limitation currently in effect through May 1, 2022, for Class Y shares. There can be no assurance that Amundi US will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
Please refer to the financial highlights for more current expense ratios.

Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/21 13

Comparing Ongoing Fund Expenses
As a shareowner in the Fund, you incur two types of costs:
(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and
(2) transaction costs, including sales charges (loads) on purchase payments.
This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund’s latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses
The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:
(1) Divide your account value by $1,000
Example: an $8,600 account value ÷ $1,000 = 8.6
(2) Multiply the result in (1) above by the corresponding share class’s number in the third row under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Expenses Paid on a $1,000 Investment in Pioneer AMT-Free Municipal Fund
Based on actual returns from January 1, 2021 through June 30, 2021.

Share Class	A	C	Y
Beginning Account	$1,000.00	$1,000.00	$1,000.00
Value on 1/1/21
Ending Account	$1,007.20	$1,003.40	$1,009.00
Value on 6/30/21
Expenses Paid	$3.93	$7.60	$2.74
During Period*

* Expenses are equal to the Fund’s annualized expense ratio of 0.79%, 1.53% and 0.55% for Class A, Class C and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

14 Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/21

Hypothetical Example for Comparison Purposes
The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.
Expenses Paid on a $1,000 Investment in Pioneer AMT-Free Municipal Fund
Based on a hypothetical 5% per year return before expenses, reflecting the period from January 1, 2021 through June 30, 2021.

Share Class	A	C	Y
Beginning Account	$1,000.00	$1,000.00	$1,000.00
Value on 1/1/21
Ending Account	$1,020.88	$1,017.21	$1,022.07
Value on 6/30/21
Expenses Paid	$3.96	$7.65	$2.76
During Period*

*
Expenses are equal to the Fund’s annualized expense ratio of 0.79%, 1.53% and 0.55% for Class A, Class C and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/21 15

Schedule of Investments | 6/30/21
(unaudited)

Principal
Amount
USD ($)		Value
	UNAFFILIATED ISSUERS — 95.2%
	ASSET BACKED SECURITY — 0.1% of
	Net Assets
1,932,516	New York State Housing Finance Agency,
	1.65%, 5/15/39 (FNMA Insured)	$ 1,901,475
	TOTAL ASSET BACKED SECURITY
	(Cost $1,932,516)	$ 1,901,475
	MUNICIPAL BONDS — 92.0% of Net Assets(a)
	Arizona — 0.0%†
135,000(b)	City of Mesa, Utility System Revenue, 3.25%, 7/1/29	$ 146,748
9,000	County of Pima, Industrial Development Authority,
	Arizona Charter Schools Project, Series C,
	6.75%, 7/1/31	9,195
	Total Arizona	$ 155,943
	California — 6.7%
10,000,000(c)	Alameda Corridor Transportation Authority, California
	Revenue Capital Appreciation Senior Lien, Series A,
	10/1/31 (NATL Insured)	$ 8,458,900
16,695,000(c)(d)	Anaheim Public Financing Authority, Public
	Improvements Project, Series C, 9/1/36
	(AGM Insured)	12,960,162
36,350,000(c)	California County Tobacco Securitization Agency,
	Capital Appreciation, Stanislaus County,
	Subordinated, Series D, 6/1/55	3,258,414
2,985,000	California Educational Facilities Authority, Stanford
	University, Series U-7, 5.0%, 6/1/46	4,703,972
6,400,000	California Educational Facilities Authority, Stanford
	University, Series U-A, 5.0%, 5/1/45	9,961,024
7,000,000	City of San Francisco, Public Utilities Commission
	Water Revenue, Series A, 4.0%, 11/1/34	7,823,620
5,000,000(e)	Coast Community College District, Election 2012,
	Series D, 5.0%, 8/1/31	6,285,450
6,000,000	Golden State Tobacco Securitization Corp.,
	Asset-Backed, Series A-2, 5.0%, 6/1/47	6,259,500
3,000,000	Long Beach Bond Finance Authority, Series A,
	5.5%, 11/15/37	4,497,030
2,180,000(e)	Pomona Unified School District, Series A,
	6.55%, 8/1/29 (NATL Insured)	2,707,516
5,000,000(e)	San Diego Unified School District, Series R2,
	0.0%, 7/1/40	5,884,450
3,500,000	San Francisco City & County Airport Commission-San
	Francisco International Airport, Series B, 5.0%, 5/1/47	4,222,645
7,000,000(e)	State of California, 3.0%, 10/1/49	7,568,400
7,130,000	University of California, 4.0%, 5/15/41	8,462,740
10,000,000	University of California, 4.0%, 5/15/47	11,886,000
5,000,000	University of California, Series AV, 5.0%, 5/15/35	6,224,450
	Total California	$ 111,164,273

The accompanying notes are an integral part of these financial statements.

16 Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/21

Principal
Amount
USD ($)		Value
	Colorado — 1.5%
6,265,000	Board of Water Commissioners City & County of
	Denver, 4.0%, 9/15/34	$ 7,807,506
5,000,000	Metro Wastewater Reclamation District, 2.5%, 4/1/45	5,220,100
5,000,000	University of Colorado, Series A-2, 4.0%, 6/1/38	5,895,300
5,000,000	University of Colorado, Series A-2, 4.0%, 6/1/39	5,877,200
	Total Colorado	$ 24,800,106
	Connecticut — 0.3%
3,000,000(e)	Metropolitan District, 3.0%, 3/1/29	$ 3,164,640
2,000,000	Mohegan Tribal Finance Authority, Connecticut Tribal
	Economic Development, 7.0%, 2/1/45 (144A)	2,130,080
	Total Connecticut	$ 5,294,720
	District of Columbia — 1.1%
10,000,000	District of Columbia Tobacco Settlement Financing
	Corp., Asset-Backed, 6.75%, 5/15/40	$ 10,344,000
84,000,000(c)	District of Columbia Tobacco Settlement Financing
	Corp., Asset-Backed, Series C, 6/15/55	8,299,200
	Total District of Columbia	$ 18,643,200
	Florida — 9.5%
2,935,000	Broward County FL Water & Sewer Utility Revenue,
	3.0%, 10/1/41	$ 3,217,699
5,000,000	Central Florida Expressway Authority, 2.125%,
	7/1/36 (AGM Insured)	5,092,650
1,000,000	Central Florida Expressway Authority, 5.0%, 7/1/39	1,219,250
2,000,000	Central Florida Expressway Authority, Senior Lien,
	5.0%, 7/1/38	2,444,980
2,615,000	City of Tampa, Baycare Health Care, Series A,
	5.0%, 11/15/46	3,001,811
6,145,000	County of Hillsborough FL, 3.0%, 8/1/41	6,789,733
5,375,000	County of Hillsborough FL Utility Revenue,
	3.0%, 8/1/36	5,977,699
4,500,000	County of Hillsborough, Utility Revenue, 3.0%, 8/1/37	4,874,895
2,360,000(e)	County of Miami-Dade FL, 4.0%, 7/1/38	2,859,494
2,455,000(e)	County of Miami-Dade FL, 4.0%, 7/1/39	2,963,111
10,000,000	County of Miami-Dade FL Water & Sewer System
	Revenue, 3.0%, 10/1/49	10,780,300
18,500,000	County of Miami-Dade FL Water & Sewer System
	Revenue, 4.0%, 10/1/49	22,028,690
2,500,000	County of Orange, Water Utility System Revenue,
	3.0%, 10/1/32	2,615,375
4,645,000	County of Orange, Water Utility System Revenue,
	3.0%, 10/1/34	4,847,661
20,000,000	Hillsborough County Industrial Development
	Authority, 3.5%, 8/1/55	22,043,800
6,850,000	JEA Water & Sewer System Revenue, Series A,
	4.0%, 10/1/34	7,657,204

The accompanying notes are an integral part of these financial statements.

Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/21 17

Schedule of Investments | 6/30/21
(unaudited) (continued)

Principal
Amount
USD ($)		Value
	Florida — (continued)
3,595,000(e)	State of Florida, 2.0%, 7/1/33	$ 3,792,150
16,500,000	State of Florida Department of Transportation
	Turnpike System Revenue, 3.0%, 7/1/49	18,020,145
10,000,000	State of Florida Department of Transportation
	Turnpike System Revenue, 4.0%, 7/1/39	11,837,000
4,645,000(e)	State of Florida, Department Transportation Right
	of Way, 3.25%, 7/1/37	5,185,864
7,660,000(e)	State of Florida, Department Transportation Right
	of Way, 4.0%, 7/1/39	9,067,142
	Total Florida	$ 156,316,653
	Georgia — 3.5%
1,500,000	Brookhaven Development Authority, 3.0%, 7/1/46	$ 1,606,050
4,800,000	Brookhaven Development Authority, 4.0%, 7/1/44	5,622,240
12,000,000	Brookhaven Development Authority, 4.0%, 7/1/49	13,919,400
10,000,000	County of Fulton GA Water & Sewerage Revenue,
	2.25%, 1/1/42	10,049,600
2,040,000(e)	County of Fulton, Library Bond, 3.25%, 7/1/37	2,261,320
2,870,000(e)	County of Fulton, Library Bond, 3.5%, 7/1/39	3,208,516
4,790,000(e)	County of Fulton, Library Bond, 4.0%, 7/1/40	5,542,796
4,000,000	Forsyth County Water & Sewerage Authority,
	3.0%, 4/1/44	4,382,000
2,000,000	Main Street Natural Gas, Inc., Series A, 4.0%, 5/15/39	2,258,480
5,000,000	Metropolitan Atlanta Rapid Transit Authority,
	Series C, 3.5%, 7/1/38	5,579,450
2,750,000	Private Colleges & Universities Authority, Emory
	University, Series A, 5.0%, 10/1/43	3,011,883
	Total Georgia	$ 57,441,735
	Illinois — 1.9%
1,000,000	Illinois Finance Authority, Art Institute Of Chicago,
	4.0%, 3/1/38	$ 1,121,060
1,500,000	Illinois Finance Authority, Art Institute Of Chicago,
	5.0%, 3/1/30	1,809,240
5,000,000	Illinois Finance Authority, Centegra Health System,
	Series A, 5.0%, 9/1/42	5,578,150
1,500,000	Illinois Finance Authority, Northwestern Memorial
	Healthcare, 4.0%, 7/15/36	1,747,365
2,175,000	Illinois Finance Authority, Northwestern Memorial
	Healthcare, 4.0%, 7/15/37	2,529,242
3,000,000	Illinois Finance Authority, Northwestern Memorial
	Healthcare, 4.0%, 7/15/47	3,434,280
8,540,000	Illinois Finance Authority, Presence Health Network,
	Series C, 5.0%, 2/15/33	10,443,908
1,000,000	Illinois Finance Authority, Presence Health Network,
	Series C, 5.0%, 2/15/36	1,219,260

The accompanying notes are an integral part of these financial statements.

18 Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/21

Principal
Amount
USD ($)		Value
	Illinois — (continued)
3,140,000(d)	Metropolitan Pier & Exposition Authority, Mccormick
	Place Convention, 7.0%, 7/1/26	$ 3,711,700
	Total Illinois	$ 31,594,205
	Indiana — 0.2%
3,000,000	Indiana University, Series A, 4.0%, 6/1/42	$ 3,332,370
	Total Indiana	$ 3,332,370
	Louisiana — 0.4%
6,000,000(b)	Jefferson Parish Hospital Service District No. 2, East
	Jefferson General Hospital, 6.375%, 7/1/41	$ 6,000,000
400,000(b)	Louisiana State Citizens Property Insurance Corp.,
	5.0%, 6/1/24	417,200
500,000(b)	Louisiana State Citizens Property Insurance Corp.,
	5.0%, 6/1/24 (AGM Insured)	521,875
	Total Louisiana	$ 6,939,075
	Maine — 0.8%
4,500,000(b)	Maine Health & Higher Educational Facilities Authority,
	Maine General Medical Center, 6.75%, 7/1/36	$ 4,500,000
3,040,000(b)	Maine Health & Higher Educational Facilities Authority,
	Maine General Medical Center, 6.95%, 7/1/41	3,040,000
1,000,000	Maine Turnpike Authority, 3.0%, 7/1/40	1,105,920
1,250,000	Maine Turnpike Authority, 4.0%, 7/1/45	1,485,025
2,745,000	University of Maine, 5.0%, 3/1/25 (AGM Insured)	3,175,855
	Total Maine	$ 13,306,800
	Maryland — 3.5%
900,000(f)	Maryland Economic Development Corp., Senior
	Lien-Chesapeake Bay, Series A, 5.0%, 12/1/16	$ 537,750
400,000(f)	Maryland Economic Development Corp., Senior
	Lien-Chesapeake Bay, Series B, 5.0%, 12/1/16	239,000
10,000,000	State of Maryland Department of Transportation,
	5.0%, 10/1/35	13,326,600
3,745,000	University System of Maryland, 4.0%, 4/1/41	4,541,374
5,480,000	University System of Maryland, 4.0%, 4/1/44	6,596,057
6,165,000	Washington Suburban Sanitary Commission,
	3.0%, 6/1/45 (CNTY GTD Insured)	6,736,927
6,000,000	Washington Suburban Sanitary Commission,
	3.0%, 6/1/47 (CNTY GTD Insured)	6,524,160
5,175,000	Washington Suburban Sanitary Commission,
	Consolidated Public Improvement, 3.0%, 6/1/35
	(CNTY GTD Insured)	5,607,837
5,180,000	Washington Suburban Sanitary Commission,
	Consolidated Public Improvement, 3.0%, 6/1/37
	(CNTY GTD Insured)	5,597,819
3,880,000	Washington Suburban Sanitary Commission,
	Consolidated Public Improvement, Second Series,
	4.0%, 6/1/43 (CNTY GTD Insured)	4,192,457

The accompanying notes are an integral part of these financial statements.

Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/21 19

Schedule of Investments | 6/30/21
(unaudited) (continued)

Principal
Amount
USD ($)		Value
	Maryland — (continued)
3,735,000	Washington Suburban Sanitary Commission,
	Consolidated Public Improvement, Second Series,
	4.0%, 6/1/44 (CNTY GTD Insured)	$ 4,032,455
	Total Maryland	$ 57,932,436
	Massachusetts — 17.8%
3,485,000(e)	Cape Cod Regional Technical High School District,
	School Project Loan Chapter 70 B, 4.0%, 11/15/37	$ 4,116,656
3,485,000(e)	Cape Cod Regional Technical High School District,
	School Project Loan Chapter 70 B, 4.0%, 11/15/38	4,109,617
1,475,000(e)	City of Attleboro, Municipal Purpose Loan,
	3.125%, 2/15/35	1,621,246
1,520,000(e)	City of Attleboro, Municipal Purpose Loan,
	3.25%, 2/15/36	1,678,369
1,565,000(e)	City of Attleboro, Municipal Purpose Loan,
	3.25%, 2/15/37	1,725,381
1,055,000(e)	City of Beverly, 3.125%, 10/15/39	1,141,890
5,075,000(e)	City of Cambridge, Municipal Purpose Loan, Series A,
	3.0%, 2/15/35	5,403,149
1,860,000(e)	City of Revere MA, 2.125%, 9/1/41 (ST AID
	WITHHLDG Insured)	1,875,959
2,000,000(e)	City of Revere MA, 2.25%, 9/1/43 (ST AID
	WITHHLDG Insured)	2,025,320
4,875,000(e)	City of Somerville MA, 2.125%, 10/15/40	4,946,370
4,980,000(e)	City of Somerville MA, 2.125%, 10/15/41	5,034,182
5,000,000(e)	City of Waltham MA, 2.5%, 10/15/50	5,128,300
15,000,000(e)	Commonwealth of Massachusetts, 2.75%, 3/1/50	15,563,100
5,000,000(e)	Commonwealth of Massachusetts, 3.0%, 3/1/49	5,382,650
1,300,000(e)	Concord & Carlisle Regional School District,
	3.0%, 3/15/29	1,346,917
1,300,000(e)	Concord & Carlisle Regional School District,
	3.0%, 3/15/31	1,342,887
1,300,000(e)	Concord & Carlisle Regional School District,
	3.0%, 3/15/33	1,341,769
2,750,000	Massachusetts Bay Transportation Authority,
	5.0%, 7/1/34	3,639,542
7,175,000(c)	Massachusetts Bay Transportation Authority,
	Series A, 7/1/28	6,408,782
5,000,000(c)	Massachusetts Department of Transportation,
	Series A, 1/1/28
	(NATL Insured)	4,626,050
1,000,000	Massachusetts Development Finance Agency,
	3.0%, 10/1/45 (AGM Insured)	1,091,740
3,000,000(g)	Massachusetts Development Finance Agency,
	5.0%, 7/1/50	3,892,890
4,200,000	Massachusetts Development Finance Agency,
	Agency Williams College, Series P, 5.0%, 7/1/43	4,561,956

The accompanying notes are an integral part of these financial statements.

20 Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/21

Principal
Amount
USD ($)		Value
	Massachusetts — (continued)
1,500,000	Massachusetts Development Finance Agency,
	Berklee College Music, 5.0%, 10/1/35	$ 1,779,765
1,000,000	Massachusetts Development Finance Agency,
	Berkshire Health System, Series G, 5.0%, 10/1/30	1,008,080
4,000,000	Massachusetts Development Finance Agency,
	Boston University, Series X, 5.0%, 10/1/48	4,368,680
12,690,000	Massachusetts Development Finance Agency,
	Broad Institute, 4.0%, 4/1/41	14,813,164
2,000,000	Massachusetts Development Finance Agency,
	Broad Institute, 5.0%, 4/1/37	2,471,000
5,000,000	Massachusetts Development Finance Agency,
	Harvard University, Series A, 4.0%, 7/15/36	5,724,300
25,865,000	Massachusetts Development Finance Agency,
	Harvard University, Series A, 5.0%, 7/15/40	38,881,044
2,500,000	Massachusetts Development Finance Agency,
	Lawrence General Hospital, Series A, 5.5%, 7/1/44	2,529,800
4,000,000	Massachusetts Development Finance Agency,
	Lowell General Hospital, Series G, 5.0%, 7/1/44	4,250,720
400,000	Massachusetts Development Finance Agency,
	Milford Regional Medical Center, Series F,
	5.625%, 7/15/36	409,764
500,000	Massachusetts Development Finance Agency,
	Milford Regional Medical Center, Series F,
	5.75%, 7/15/43	511,160
2,000,000	Massachusetts Development Finance Agency,
	Northeastern University, 4.0%, 10/1/35	2,078,220
450,000	Massachusetts Development Finance Agency,
	Northeastern University, Series A, 5.0%, 3/1/39	500,467
2,700,000	Massachusetts Development Finance Agency,
	Partners Healthcare System, Series O, 4.0%, 7/1/45	2,906,145
8,000,000	Massachusetts Development Finance Agency,
	Partners Healthcare System, Series S, 4.0%, 7/1/35	9,439,360
5,000,000	Massachusetts Development Finance Agency,
	Partner’s Healthcare System, Series S-1, 4.0%, 7/1/41	5,851,750
125,000(b)	Massachusetts Development Finance Agency,
	Tufts University, Series Q, 4.0%, 8/15/38	144,260
875,000	Massachusetts Development Finance Agency,
	Tufts University, Series Q, 4.0%, 8/15/38	972,388
6,600,000	Massachusetts Development Finance Agency,
	WGBH Educational Foundation, Series A,
	5.75%, 1/1/42 (AMBAC Insured)	10,671,540
4,080,000(c)	Massachusetts Development Finance Agency,
	WGBH Educational Foundation, Series B,
	1/1/38 (AGC Insured)	2,956,980
835,000	Massachusetts Development Finance Agency,
	Woods Hole Oceanographic Institution,
	5.0%, 6/1/38	1,023,167

The accompanying notes are an integral part of these financial statements.

Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/21 21

Schedule of Investments | 6/30/21
(unaudited) (continued)

Principal
Amount
USD ($)		Value
	Massachusetts — (continued)
1,000,000	Massachusetts Development Finance Agency,
	Woods Hole Oceanographic Institution,
	5.0%, 6/1/43	$ 1,224,990
500,000	Massachusetts Development Finance Agency,
	Woods Hole Oceanographic Institution, 5.0%, 6/1/48	606,465
2,500,000	Massachusetts Development Finance Agency,
	Worcester Polytechnic Institute, 4.0%, 9/1/49	2,556,400
1,250,000	Massachusetts Development Finance Agency,
	Worcester Polytechnic Institute, 5.0%, 9/1/50	1,310,238
16,950,000	Massachusetts Health & Educational Facilities Authority,
	Massachusetts Institute of Technology, Series K,
	5.5%, 7/1/32	24,568,008
2,000,000	Massachusetts Health & Educational Facilities Authority,
	Northeastern University, Series T-2, 4.125%, 10/1/37	2,065,100
1,000,000(b)	Massachusetts Port Authority, Series B, 5.0%, 7/1/32	1,047,900
1,000,000(b)	Massachusetts Port Authority, Series B, 5.0%, 7/1/33	1,047,900
1,000,000	Massachusetts Port Authority, Series C, 5.0%, 7/1/33	1,129,550
2,000,000	Massachusetts School Building Authority, 3.0%, 8/15/38	2,218,760
2,500,000	Massachusetts School Building Authority, 4.0%, 8/15/40	3,026,075
2,420,000	Massachusetts Water Resources Authority, General,
	Series B, 5.25%, 8/1/36 (AGM Insured)	3,757,050
4,000,000(e)	Town of Hingham MA, 2.0%, 2/15/40	4,114,040
1,000,000(e)	Town of Hingham MA, 3.0%, 2/15/36	1,108,770
1,600,000(e)	Town of Lexington, Municipal Purpose Loan,
	3.125%, 2/1/36	1,784,656
1,150,000(e)	Town of Lexington, Municipal Purpose Loan,
	3.125%, 2/1/37	1,280,410
1,635,000(e)	Town of Lexington, Municipal Purpose Loan,
	3.25%, 2/1/38	1,829,974
1,305,000(e)	Town of Nantucket, 2.0%, 12/15/27	1,400,526
5,000,000(e)	Town of Natick, Municipal Purpose Loan, 4.0%, 7/15/37	5,695,550
1,955,000(e)	Town of Norwood, Municipal Purpose Loan,
	2.125%, 7/15/30	2,025,810
2,000,000(e)	Town of Plymouth, Municipal Purpose Loan,
	3.0%, 5/1/31	2,205,680
1,535,000(e)	Town of Plymouth, Municipal Purpose Loan,
	3.375%, 5/1/32	1,633,163
1,265,000(e)	Town of Plymouth, Municipal Purpose Loan,
	3.5%, 5/1/35	1,349,806
3,500,000(e)	Town of Plymouth, Municipal Purpose Loan,
	3.5%, 5/1/44	3,811,885
4,160,000(e)	Town of Stoughton, Municipal Purpose Loan,
	3.0%, 10/15/37	4,556,490
1,000,000(e)	Town of Wellesley, Municipal Purpose Loan,
	4.0%, 6/1/41	1,107,950

The accompanying notes are an integral part of these financial statements.

22 Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/21

Principal
Amount
USD ($)		Value
	Massachusetts — (continued)
4,000,000(e)	Town of Wellesley, Municipal Purpose Loan,
	4.0%, 6/1/45	$ 4,421,440
2,370,000(e)	Town of Weymouth MA, 2.0%, 8/15/41	2,366,066
4,500,000(b)(e)	Town of Wilmington, School, 4.0%, 3/15/37	4,615,335
2,500,000(b)	University of Massachusetts Building Authority,
	Series 1, 5.0%, 11/1/39	2,661,450
	Total Massachusetts	$ 293,823,913
	Michigan — 0.6%
10,000,000	Michigan State Building Authority, 3.0%, 10/15/45	$ 10,784,500
	Total Michigan	$ 10,784,500
	Minnesota — 1.9%
5,000,000	City of Rochester, Health Care Facilities, Mayo Clinic,
	4.0%, 11/15/48	$ 5,791,750
3,000,000	City of Rochester, Mayo Clinic, Series B, 5.0%, 11/15/29	3,986,610
5,350,000	City of Rochester, Mayo Clinic, Series B, 5.0%, 11/15/36	8,371,787
7,600,000(e)	State of Minnesota, 2.0%, 8/1/34	7,868,964
3,000,000(e)	State of Minnesota, Series B, 3.0%, 10/1/36	3,299,340
1,000,000	University of Minnesota, Series B, 4.0%, 1/1/29	1,082,590
860,000	University of Minnesota, Series B, 4.0%, 1/1/30	928,353
	Total Minnesota	$ 31,329,394
	Missouri — 0.6%
2,500,000	Health & Educational Facilities Authority of the State
	of Missouri, CoxHealth Hospital, Series A,
	5.0%, 11/15/35	$ 2,893,950
4,000,000	Health & Educational Facilities Authority of the State of
	Missouri, Mercy Health, Series F, 4.0%, 11/15/45	4,301,320
2,000,000	Missouri Development Finance Board, City of
	Independence-Annual Appropriation Sewer System,
	5.25%, 11/1/42	2,198,280
	Total Missouri	$ 9,393,550
	Nebraska — 0.1%
2,000,000(b)	University of Nebraska, University Nebraska Lincoln
	Student, Series A, 3.0%, 7/1/35	$ 2,243,300
	Total Nebraska	$ 2,243,300
	New Hampshire — 0.4%
2,000,000(e)	City of Manchester NH, 2.0%, 6/15/33	$ 2,094,260
4,000,000	New Hampshire Health & Education Facilities
	Authority Act, Catholic Medical Centre, 3.75%, 7/1/40	4,449,000
	Total New Hampshire	$ 6,543,260

The accompanying notes are an integral part of these financial statements.

Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/21 23

Schedule of Investments | 6/30/21
(unaudited) (continued)

Principal
Amount
USD ($)		Value
	New Jersey — 0.1%
1,640,000(e)	Township of Plainsboro, General Improvement,
	2.0%, 8/1/24	$ 1,726,608
	Total New Jersey	$ 1,726,608
	New York — 6.7%
1,745,000(e)	Massapequa Union Free School District, 2.0%,
	10/1/32 (ST AID WITHHLDG Insured)	$ 1,810,054
1,785,000(e)	Massapequa Union Free School District, 2.0%,
	10/1/33 (ST AID WITHHLDG Insured)	1,849,385
5,000,000	New York City Housing Development Corp.,
	2.75%, 2/1/51	5,020,450
12,000,000	New York City Transitional Finance Authority
	Future Tax Secured Revenue, 4.0%, 11/1/34	14,673,000
40,000,000(c)	New York Counties Tobacco Trust IV, 6/1/60	2,500,000
10,000,000	New York State Dormitory Authority, 3.0%, 3/15/42	10,854,100
5,000,000	New York State Dormitory Authority, 4.0%, 3/15/35	6,075,750
6,885,000	New York State Dormitory Authority, 5.0%, 10/1/50	11,006,430
10,000,000	New York State Dormitory Authority, Columbia
	University, Series A-2, 5.0%, 10/1/46	15,523,500
5,515,000	New York State Dormitory Authority, Insured-FIT
	Student Housing Corp., 5.25%, 7/1/24 (NATL Insured)	5,930,500
4,500,000	New York State Dormitory Authority, New York
	University, Series A, 4.0%, 7/1/36	5,238,315
1,000,000	New York State Dormitory Authority, Series A,
	4.0%, 7/1/35	1,192,560
3,250,000	New York State Dormitory Authority, Trustees of
	Columbia University, 5.0%, 10/1/45	5,041,725
5,000,000	New York State Urban Development Corp.,
	3.0%, 3/15/49	5,236,500
10,000,000	New York State Urban Development Corp.,
	4.0%, 3/15/41	11,862,500
1,500,000	Port Authority of New York & New Jersey,
	Consolidated Ninety-Third Series, 6.125%, 6/1/94	1,751,865
4,935,000(e)	Port Chester-Rye Union Free School District,
	2.0%, 6/1/36 (ST AID WITHHLDG Insured)	4,944,179
	Total New York	$ 110,510,813
	North Carolina — 2.1%
3,250,000	City of Charlotte NC Water & Sewer System
	Revenue, 2.25%, 7/1/50	$ 3,268,070
3,000,000	City of Charlotte, Storm Water Revenue,
	4.0%, 12/1/43	3,281,190
5,000,000	City of Fayetteville, Public Works Commission
	Revenue, 4.0%, 3/1/44	5,831,200

The accompanying notes are an integral part of these financial statements.

24 Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/21

Principal
Amount
USD ($)		Value
	North Carolina — (continued)
10,000,000	North Carolina Turnpike Authority, Series A,
	4.0%, 1/1/35	$ 11,806,800
9,615,000(e)	State of North Carolina, St. Public Improvement
	Connecourt, Series A, 3.0%, 6/1/35	10,652,074
	Total North Carolina	$ 34,839,334
	Ohio — 0.3%
800,000	County of Lake, Lake Hospital, Series S, 6.0%, 8/15/43	$ 803,256
3,500,000	Ohio Water Development Authority Water Pollution
	Control Loan Fund, 4.0%, 12/1/38	4,317,320
	Total Ohio	$ 5,120,576
	Oklahoma — 0.1%
1,395,000	McGee Creek Authority, Oklahoma Water Revenue,
	6.0%, 1/1/23 (NATL Insured)	$ 1,473,120
	Total Oklahoma	$ 1,473,120
	Oregon — 2.7%
1,800,000	City of Portland, Sewer System Revenue, First Lien,
	Series A, 2.0%, 6/15/29	$ 1,898,370
5,000,000(e)	Clackamas County School District No. 7J Lake
	Oswego, School District, 4.0%, 6/1/43 (SCH BD
	GTY Insured)	5,753,700
3,000,000(b)(e)	Deschutes & Jefferson Counties School District No. 2J
	Redmond, 3.0%, 6/15/32 (SCH BD GTY Insured)	3,153,360
15,000,000	Medford Hospital Facilities Authority, 3.0%,
	8/15/50 (AGM Insured)	15,808,500
2,000,000(c)(e)	Multnomah County School District No. 40, Deferred
	Interest, Series B, 6/15/30 (SCH BD GTY Insured)	1,731,920
2,000,000(c)(e)	Multnomah County School District No. 40, Deferred
	Interest, Series B, 6/15/31 (SCH BD GTY Insured)	1,690,400
1,715,000(c)(e)	Multnomah County School District No. 40, Deferred
	Interest, Series B, 6/15/32 (SCH BD GTY Insured)`	1,406,780
2,000,000	Oregon Health & Science University, Series A,
	5.0%, 7/1/42	2,418,920
1,500,000	Oregon Health & Science University, Series B,
	5.0%, 7/1/28	1,800,675
7,030,000(e)	State of Oregon, Series J, 5.0%, 8/1/42	8,680,152
	Total Oregon	$ 44,342,777
	Pennsylvania — 4.7%
825,000	Chester County Industrial Development Authority,
	Collegium Charter School, Series A, 5.125%, 10/15/37	$ 947,570
175,000	Chester County Industrial Development Authority,
	Collegium Charter School, Series A, 5.25%, 10/15/47	199,948
10,000,000(e)	Commonwealth of Pennsylvania, 4.0%, 5/1/32	12,255,700
4,095,000	Dauphin County General Authority, Pinnacle Health
	System Project, 5.0%, 6/1/42	4,232,551

The accompanying notes are an integral part of these financial statements.

Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/21 25

Schedule of Investments | 6/30/21
(unaudited) (continued)

Principal
Amount
USD ($)		Value
	Pennsylvania — (continued)
3,725,000	Delaware County Industrial Development Authority,
	Chester Charter School Arts Project, Series A, 5.125%,
	6/1/46 (144A)	$ 4,183,585
5,385,000	Pennsylvania Higher Educational Facilities Authority,
	3.0%, 8/15/47	5,738,364
605,000	Pennsylvania Higher Educational Facilities Authority,
	4.0%, 12/1/44	705,702
2,500,000	Pennsylvania Higher Educational Facilities Authority,
	4.0%, 12/1/48	2,901,950
4,750,000	Pennsylvania Higher Educational Facilities Authority,
	Thomas Jefferson University, 5.0%, 9/1/39	5,431,815
1,000,000	Pennsylvania Housing Finance Agency, 3.35%, 10/1/45	1,057,160
2,000,000	Pennsylvania Housing Finance Agency, 3.4%, 10/1/49	2,114,500
2,000,000	Pennsylvania Turnpike Commission, Series A-1,
	5.0%, 12/1/42	2,452,560
5,000,000	Pennsylvania Turnpike Commission, Series A-1,
	5.0%, 12/1/47	6,083,300
2,500,000	Philadelphia Authority for Industrial Development,
	Childrens Hospital Philadelphia, 4.0%, 7/1/35	2,905,300
3,750,000	Philadelphia Authority for Industrial Development,
	Childrens Hospital Philadelphia, 4.0%, 7/1/36	4,351,125
2,500,000	Philadelphia Authority for Industrial Development,
	Childrens Hospital Philadelphia, 4.0%, 7/1/37	2,896,050
2,500,000	Philadelphia Authority for Industrial Development,
	Childrens Hospital Philadelphia, 5.0%, 7/1/42	2,813,525
3,000,000	Philadelphia Authority for Industrial Development,
	Thomas Jefferson University, Series A, 4.0%, 9/1/42	3,324,810
3,680,000	Swarthmore Borough Authority, Swarthmore College,
	5.0%, 9/15/39	4,581,195
5,015,000	Swarthmore Borough Authority, Swarthmore College,
	5.0%, 9/15/44	6,303,303
1,195,000	Swarthmore Borough Authority, Swarthmore College,
	5.0%, 9/15/45	1,496,654
	Total Pennsylvania	$ 76,976,667
	Puerto Rico — 0.3%
7,000,000(e)(f)	Commonwealth of Puerto Rico, Series A, 8.0%, 7/1/35	$ 5,792,500
	Total Puerto Rico	$ 5,792,500
	Rhode Island — 1.0%
1,000,000	Rhode Island Health & Educational Building Corp.,
	5.0%, 5/15/26	$ 1,205,880
5,140,000	Rhode Island Health & Educational Building Corp.,
	Brown University, Series A, 4.0%, 9/1/37	6,019,248
3,750,000(g)	Tender Option Bond Trust Receipts/Certificates,
	Series 2019-XM0721, 0.0%, 9/1/47 (144A)	6,035,550

The accompanying notes are an integral part of these financial statements.

26 Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/21

Principal
Amount
USD ($)		Value
	Rhode Island — (continued)
20,000,000(c)	Tobacco Settlement Financing Corp., Asset-Backed,
	Series B, 6/1/52	$ 3,161,400
	Total Rhode Island	$ 16,422,078
	South Carolina — 0.8%
5,000,000	City of Charleston SC Waterworks & Sewer System
	Revenue, 4.0%, 1/1/49	$ 5,980,550
1,000,000	SCAGO Educational Facilities Corp. for Pickens School
	District, 3.25%, 12/1/28	1,089,360
5,675,000	South Carolina Transportation Infrastructure Bank,
	Series A, 3.0%, 10/1/33	5,954,494
	Total South Carolina	$ 13,024,404
	Tennessee — 0.2%
2,845,000	City of Knoxville TN Electric System Revenue,
	4.0%, 7/1/41	$ 3,531,413
	Total Tennessee	$ 3,531,413
	Texas — 9.9%
3,550,000(c)	Central Texas Regional Mobility Authority, Capital
	Appreciation, 1/1/26	$ 3,388,511
3,000,000(c)	Central Texas Regional Mobility Authority, Capital
	Appreciation, 1/1/27	2,810,910
7,100,000(c)	Central Texas Regional Mobility Authority, Capital
	Appreciation, Senior Lien, 1/1/25	6,885,793
6,500,000	Central Texas Turnpike System, 3.0%, 8/15/40	6,927,440
5,000,000	City of Austin TX Airport System Revenue,
	5.0%, 11/15/49	6,176,600
5,360,000	City of Austin TX Water & Wastewater System
	Revenue, 5.0%, 11/15/45	6,966,767
10,000,000	City of Houston TX Combined Utility System
	Revenue, 2.5%, 11/15/40	10,583,200
1,000,000	City of San Antonio TX Electric & Gas Systems
	Revenue, 5.0%, 2/1/32	1,333,320
1,000,000	City of San Antonio TX Electric & Gas Systems
	Revenue, 5.0%, 2/1/33	1,331,200
3,790,000(e)	County of Williamson TX, 2.375%, 2/15/37	4,046,242
80,000(e)	Eagle Mountain & Saginaw Independent School
	District, 3.0%, 8/15/29 (PSF-GTD Insured)	84,327
1,000,000	Harris County Cultural Education Facilities Finance
	Corp., YMCA Greater Houston Area, 5.0%, 6/1/28	1,050,520
500,000	Harris County Cultural Education Facilities Finance
	Corp., YMCA Greater Houston Area, 5.0%, 6/1/33	519,990
5,000,000(e)	Lubbock-Cooper Independent School District,
	4.0%, 2/15/49 (PSF-GTD Insured)	5,389,550
2,000,000	New Hope Cultural Education Facilities Finance Corp.,
	Cardinal Bay, Inc., Village On The Park, 4.75%, 7/1/51	1,538,640

The accompanying notes are an integral part of these financial statements.

Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/21 27

Schedule of Investments | 6/30/21
(unaudited) (continued)

Principal
Amount
USD ($)		Value
	Texas — (continued)
5,000,000	North Texas Tollway Authority, 3.0%, 1/1/38	$ 5,496,400
5,000,000	North Texas Tollway Authority, 4.0%, 1/2/38	5,867,750
2,000,000(b)	North Texas Tollway Authority, First Tier, Series D,
	5.0%, 1/1/38	2,046,460
4,000,000	North Texas Tollway Authority, Second Tier, Series A,
	5.0%, 1/1/30	4,635,360
5,000,000	North Texas Tollway Authority, Second Tier, Series A,
	5.0%, 1/1/35	5,749,000
5,000,000(e)	Port Authority of Houston of Harris County Texas,
	3.0%, 10/1/39	5,599,400
10,000,000(e)	Tarrant County College District, 2.0%, 8/15/37	10,138,700
2,000,000	Texas Department of Housing & Community Affairs,
	2.45%, 7/1/46 (GNMA Insured)	2,023,720
1,845,000	Texas Department of Housing & Community Affairs,
	Series A, 3.5%, 7/1/34 (GNMA/FNMA Insured)	2,110,329
2,315,000	Texas Department of Housing & Community Affairs,
	Series A, 3.8%, 7/1/39 (GNMA/FNMA Insured)	2,561,015
5,000,000	Texas Water Development Board, 4.0%, 10/15/44	5,983,650
5,000,000	Texas Water Development Board, St. Water
	Implementation Fund, Series A, 4.0%, 4/15/48	5,864,500
5,000,000	Texas Water Development Board, State Water
	Implementation Fund, Series B, 5.0%, 4/15/49	6,274,100
25,000,000	University of Texas System, Financing System,
	Series A, 5.0%, 8/15/49	39,255,000
	Total Texas	$ 162,638,394
	Utah — 1.8%
1,000,000	Metropolitan Water District of Salt Lake & Sandy,
	5.0%, 7/1/33	$ 1,411,690
1,000,000	Metropolitan Water District of Salt Lake & Sandy,
	5.0%, 7/1/34	1,431,540
1,000,000	Salt Lake City Corp. Airport Revenue, Series B,
	5.0%, 7/1/34	1,232,270
6,000,000(e)	State of Utah, 3.0%, 7/1/33	6,708,180
4,000,000(e)	State of Utah, 3.0%, 7/1/34	4,463,040
13,110,000	Utah State University, 3.0%, 12/1/49	13,844,291
	Total Utah	$ 29,091,011
	Virginia — 4.9%
3,000,000(e)	City of Alexandria VA, 3.0%, 7/15/46 (ST AID
	WITHHLDG Insured)	$ 3,322,740
2,425,000(e)	City of Lynchburg VA, 2.375%, 8/1/39	2,591,622
2,505,000(e)	City of Lynchburg VA, 2.375%, 8/1/40	2,673,161
1,170,000(e)	City of Manassas, 2.0%, 7/1/31 (ST AID
	WITHHLDG Insured)	1,187,597
5,000,000(e)	City of Richmond VA, 3.0%, 7/15/35 (ST AID
	WITHHLDG Insured)	5,642,500

The accompanying notes are an integral part of these financial statements.

28 Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/21

Principal
Amount
USD ($)		Value
	Virginia — (continued)
4,100,000	City of Virginia Beach VA Storm Water Utility
	Revenue, 3.0%, 11/15/42	$ 4,571,049
1,500,000(e)	County of Arlington, 4.0%, 8/15/35	1,755,765
5,725,000	Loudoun County Economic Development Authority,
	2.125%, 12/1/39	6,005,868
5,000,000	Loudoun County Economic Development Authority,
	3.0%, 12/1/37	5,633,400
18,490,000	Tobacco Settlement Financing Corp., Senior,
	Series B-1, 5.0%, 6/1/47	18,776,595
7,075,000	University of Virginia, Series A, 5.0%, 4/1/42	8,660,507
10,000,000	Virginia College Building Authority, 4.0%, 2/1/37	12,344,100
5,000,000	Virginia Commonwealth Transportation Board,
	3.0%, 5/15/37	5,566,500
650,000	Virginia Housing Development Authority, 2.1%, 7/1/35	651,008
1,000,000	Virginia Housing Development Authority, 2.3%, 7/1/40	1,009,620
	Total Virginia	$ 80,392,032
	Washington — 5.2%
26,025,000	Central Puget Sound Regional Transit Authority,
	Series S-1, 5.0%, 11/1/46	$ 40,133,673
4,715,000	City of Seattle WA Municipal Light & Power Revenue,
	4.0%, 7/1/41	5,725,943
4,300,000	City of Seattle WA Municipal Light & Power Revenue,
	4.0%, 7/1/44	5,181,758
10,250,000	City of Seattle, Municipal Light & Power Revenue
	Improvement, Series A, 4.0%, 1/1/48	11,851,357
10,000,000	King County Housing Authority, Birch Creek
	Apartments Project, 5.5%, 5/1/38 (CNTY GTD Insured)	10,041,300
3,000,000(e)	King County Issaquah School District No. 411,
	4.5%, 12/1/30 (SCH BD GTY Insured)	3,324,570
1,500,000(b)	Public Utility District No. 1 of Franklin County,
	Series A, 5.0%, 9/1/38	1,608,240
5,870,000(e)	State of Washington, 4.0%, 7/1/39	7,248,159
	Total Washington	$ 85,115,000
	Wisconsin — 0.4%
5,000,000(e)	State of Wisconsin, 4.0%, 5/1/40	$ 5,890,300
	Total Wisconsin	$ 5,890,300
	TOTAL MUNICIPAL BONDS
	(Cost $1,393,171,081)	$ 1,517,926,460
	U.S. GOVERNMENT AND AGENCY
	OBLIGATION — 3.1% of Net Assets
50,000,000(c)	United States Treasury Bill, 8/26/21	$ 49,996,694
	TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATION
	(Cost $49,999,335)	$ 49,996,694

The accompanying notes are an integral part of these financial statements.

Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/21 29

Schedule of Investments | 6/30/21
(unaudited) (continued)

Shares		Value
LIQUIDATING TRUST — REAL ESTATE — 0.0%†
of Net Assets#
200(h)	CMS Liquidating Trust, 0.0% 12/30/99	$ 442,000
TOTAL LIQUIDATING TRUST — REAL ESTATE
	(Cost $640,000)	$ 442,000
TOTAL INVESTMENTS IN UNAFFILIATED ISSUERS — 95.2%
	(Cost $1,445,742,932)	$ 1,570,266,629
	OTHER ASSETS AND LIABILITIES — 4.8%	$ 79,307,319
	NET ASSETS — 100.0%	$ 1,649,573,948

(144A)
Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At June 30, 2021, the value of these securities amounted to  $12,349,215, or 0.7% of net assets.

AGC	Assured Guaranty Corp.
AGM	Assured Guarantee Municipal.
AMBAC	Ambac Assurance Corp.
CNTY GTD	County Guaranteed.
FNMA	Federal National Mortgage Association.
GNMA	Government National Mortgage Association.
NATL	National Public Finance Guarantee Corp.
PSF-GTD	Permanent School Fund Guaranteed.
SCH BD GTY	School Board Guaranty.
ST AID WITHHLDS	State Aid Withholding.
†	Amount rounds to less than 0.1%.
(a)	Consists of Revenue Bonds unless otherwise indicated.
(b)
Pre-refunded bonds have been collateralized by U.S. Treasury or U.S. Government Agency securities which are held in escrow to pay interest and principal on the tax exempt issue and to retire the bonds in full at the earliest refunding date.

(c)	Security issued with a zero coupon. Income is recognized through accretion of discount.
(d)	Escrow to maturity.
(e)	Represents a General Obligation Bond.
(f)	Security is in default.
(g)	The interest rate is subject to change periodically. The interest rate and/or reference index and spread shown at June 30, 2021.
(h)	Non-income producing security.

The accompanying notes are an integral part of these financial statements.

30 Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/21

(i)	The concentration of investments by type of obligation/market sector is as follows:

	Revenue Bonds:
	General Obligation	450,802,387	28.7%
	Education Revenue	402,830,023	25.7
	Water Revenue	192,654,170	12.3
	Health Revenue	192,609,343	12.3
	Transportation Revenue	129,682,941	8.3
	Other Revenue	58,294,663	3.7
	Development Revenue	53,476,063	3.4
	Tobacco Revenue	52,599,109	3.3
	Utilities Revenue	34,932,940	2.2
	Power Revenue	1,608,240	0.1
	Facilities Revenue	776,750	0.0†
			100.0%

#	Securities are restricted as to resale.
†	Amount rounds to less than 0.1%.

Restricted Securities	Acquisition date	Cost	Value
CMS Liquidating Trust	11/20/2012	$640,000	$442,000
Total Restricted Securities			$442,000
% of Net assets			0.0%†

Purchases and sales of securities (excluding temporary cash investments) for the six months ended June 30, 2021, aggregated $62,845,080 and $33,539,742, respectively.
The Fund is permitted to engage in purchase and sale transactions (“cross trades”) with certain funds and accounts for which Amundi Asset Management US, Inc. (the “Adviser”) serves as the Fund’s investment adviser, as set forth in Rule 17a-7 under the Investment Company Act of 1940, pursuant to procedures adopted by the Board of Trustees. Under these procedures, cross trades are effected at current market prices. During the six months ended June 30, 2021, the Fund did not engage in any cross trade activity.
At June 30, 2021, the net unrealized appreciation on investments based on cost for federal tax purposes of $1,445,815,041 was as follows:

Aggregate gross unrealized appreciation for all investments in which
there is an excess of value over tax cost	$126,654,543
Aggregate gross unrealized depreciation for all investments in which
there is an excess of tax cost over value	(2,202,955)
Net unrealized appreciation	$124,451,588

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels below.
Level 1 – unadjusted quoted prices in active markets for identical securities.
Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements — Note 1A.
Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments). See Notes to Financial Statements — Note 1A.
The accompanying notes are an integral part of these financial statements.

Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/21 31

Schedule of Investments | 6/30/21
(unaudited) (continued)
The following is a summary of the inputs used as of June 30, 2021, in valuing the Fund’s investments:

	Level 1	Level 2	Level 3	Total
Asset Backed Security	$ —	$ 1,901,475	$ —	$ 1,901,475
Municipal Bonds	—	1,517,926,460	—	1,517,926,460
U.S. Government and
Agency Obligation	—	49,996,694	—	49,996,694
Liquidating Trust –
Real Estate	—	442,000	—	442,000
Total Investments
in Securities	$ —	$ 1,570,266,629	$ —	$ 1,570,266,629

During the six months ended June 30, 2021, there were no transfers in or out of Level 3.
The accompanying notes are an integral part of these financial statements.

32 Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/21

Statement of Assets and Liabilities | 6/30/21
(unaudited)

ASSETS:
Investments in unaffiliated issuers, at value (cost $1,445,742,932)	$ 1,570,266,629
Cash	62,574,776
Receivables —
Investment securities sold	591,560
Fund shares sold	3,760,225
Interest	15,126,692
Due from the Adviser	44,554
Other assets	69,951
Total assets	$ 1,652,434,387
LIABILITIES:
Payables —
Fund shares repurchased	$ 1,439,510
Distributions	1,008,106
Trustees’ fees	1,569
Transfer agent fees	170,144
Due to affiliates	128,466
Accrued expenses	112,644
Total liabilities	$ 2,860,439
NET ASSETS:
Paid-in capital	$ 1,520,786,758
Distributable earnings	128,787,190
Net assets	$ 1,649,573,948
NET ASSET VALUE PER SHARE:
No par value (unlimited number of shares authorized)
Class A (based on $709,979,152/45,309,886 shares)	$ 15.67
Class C (based on $36,379,859/2,342,408 shares)	$ 15.53
Class Y (based on $903,214,937/57,876,887 shares)	$ 15.61
MAXIMUM OFFERING PRICE PER SHARE:
Class A (based on $15.67 net asset value per share/100%-4.50%
maximum sales charge)	$ 16.41

The accompanying notes are an integral part of these financial statements.

Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/21 33

Statement of Operations (unaudited)
FOR THE SIX MONTHS ENDED 6/30/21

INVESTMENT INCOME:
Interest from unaffiliated issuers	$21,257,606
Total investment income		$21,257,606
EXPENSES:
Management fees	$ 3,476,586
Administrative expense	238,727
Transfer agent fees
Class A	142,473
Class C	6,159
Class Y	442,786
Distribution fees
Class A	894,704
Class C	190,195
Shareowner communications expense	45,957
Custodian fees	9,112
Registration fees	52,324
Professional fees	85,250
Printing expense	8,684
Pricing fees	13,855
Trustees’ fees	37,915
Miscellaneous	72,819
Total expenses		$ 5,717,546
Less fees waived and expenses reimbursed by the Adviser		(222,981)
Net expenses		$ 5,494,565
Net investment income		$15,763,041
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments in unaffiliated issuers		$ 2,044,005
Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers		$(5,332,597)
Net realized and unrealized gain (loss) on investments		$(3,288,592)
Net increase in net assets resulting from operations		$12,474,449

The accompanying notes are an integral part of these financial statements.

34 Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/21

Statements of Changes in Net Assets

	Six Months
	Ended	Year
	6/30/21	Ended
	(unaudited)	12/31/20
FROM OPERATIONS:
Net investment income (loss)	$ 15,763,041	$ 31,617,044
Net realized gain (loss) on investments	2,044,005	15,602,979
Change in net unrealized appreciation (depreciation)
on investments	(5,332,597)	33,537,612
Net increase in net assets resulting from operations	$ 12,474,449	$ 80,757,635
DISTRIBUTIONS TO SHAREOWNERS:
Class A ($0.14 and $0.48 per share, respectively)	$ (6,536,708)	$ (21,423,163)
Class C ($0.08 and $0.36 per share, respectively)	(203,210)	(883,530)
Class Y ($0.16 and $0.52 per share, respectively)	(8,889,238)	(24,437,298)
Total distributions to shareowners	$ (15,629,156)	$ (46,743,991)
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sales of shares	$ 257,408,431	$ 870,354,590
Reinvestment of distributions	9,733,295	29,585,592
Cost of shares repurchased	(237,978,776)	(627,805,180)
Net increase in net assets resulting from Fund
share transactions	$ 29,162,950	$ 272,135,002
Net increase in net assets	$ 26,008,243	$ 306,148,646
NET ASSETS:
Beginning of period	$1,623,565,705	$1,317,417,059
End of period	$1,649,573,948	$1,623,565,705

The accompanying notes are an integral part of these financial statements.

Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/21 35

Statements of Changes in Net Assets
(continued)

	Six Months	Six Months
	Ended	Ended	Year	Year
	6/30/21	6/30/21	Ended	Ended
	Shares	Amount	12/31/20	12/31/20
	(unaudited)	(unaudited)	Shares	Amount
Class A
Shares sold	2,454,943	$ 38,236,394	12,934,923	$ 200,137,259
Reinvestment of distributions	338,007	5,248,628	1,134,581	17,592,280
Less shares repurchased	(4,659,805)	(72,512,211)	(8,704,954)	(131,947,461)
Net increase (decrease)	(1,866,855)	$ (29,027,189)	5,364,550	$ 85,782,078
Class C
Shares sold	171,549	$ 2,650,193	1,551,605	$ 23,726,010
Reinvestment of distributions	10,932	168,278	47,344	728,174
Less shares repurchased	(460,296)	(7,101,675)	(993,377)	(15,226,184)
Net increase (decrease)	(277,815)	$ (4,283,204)	605,572	$ 9,228,000
Class Y
Shares sold	13,967,688	$ 216,521,844	42,091,559	$ 646,491,321
Reinvestment of distributions	279,117	4,316,389	728,431	11,265,138
Less shares repurchased	(10,237,232)	(158,364,890)	(32,113,858)	(480,631,535)
Net increase	4,009,573	$ 62,473,343	10,706,132	$ 177,124,924

The accompanying notes are an integral part of these financial statements.

36 Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/21

Financial Highlights

	Six Months
	Ended	Year	Year	Year	Year	Year
	6/30/21	Ended	Ended	Ended	Ended	Ended
	(unaudited)	12/31/20	12/31/19	12/31/18	12/31/17	12/31/16*
Class A
Net asset value, beginning of period	$ 15.70	$ 15.17	$ 14.23	$ 14.64	$ 14.12	$ 14.60
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.14	$ 0.33	$ 0.40	$ 0.41	$ 0.41	$ 0.40
Net realized and unrealized gain (loss) on investments	(0.03)	0.68	0.95	(0.41)	0.51	(0.46)
Net increase (decrease) from investment operations	$ 0.11	$ 1.01	$ 1.35	$ —	$ 0.92	$ (0.06)
Distributions to shareowners:
Net investment income	$ (0.14)	$ (0.34)	$ (0.41)	$ (0.40)	$ (0.40)	$ (0.42)
Net realized gain	—	(0.14)	—	(0.01)	—	—
Total distributions	$ (0.14)	$ (0.48)	$ (0.41)	$ (0.41)	$ (0.40)	$ (0.42)
Net increase (decrease) in net asset value	$ (0.03)	$ 0.53	$ 0.94	$ (0.41)	$ 0.52	$ (0.48)
Net asset value, end of period	$ 15.67	$ 15.70	$ 15.17	$ 14.23	$ 14.64	$ 14.12
Total return (b)	0.72%(c)	6.75%	9.57%	0.10%	6.56%	(0.50)%
Ratio of net expenses to average net assets	0.79%(d)	0.80%	0.81%	0.81%	0.80%	0.81%
Ratio of net investment income (loss) to average net assets	1.84%(d)	2.13%	2.70%	2.88%	2.80%	2.73%
Portfolio turnover rate	2%(c)	29%	10%	16%	20%	18%
Net assets, end of period (in thousands)	$709,979	$740,589	$634,233	$584,127	$646,525	$690,991
*      The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.
(a)   The per-share data presented above is based on the average shares outstanding for the period presented.
(b)   Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
(c)   Not annualized.
(d)   Annualized.

The accompanying notes are an integral part of these financial statements.

Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/21 37

Financial Highlights (continued)

	Six Months
	Ended	Year	Year	Year	Year	Year
	6/30/21	Ended	Ended	Ended	Ended	Ended
	(unaudited)	12/31/20	12/31/19	12/31/18	12/31/17	12/31/16*
Class C
Net asset value, beginning of period	$ 15.56	$ 15.04	$ 14.11	$ 14.51	$ 14.00	$ 14.48
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.08	$ 0.21	$ 0.29	$ 0.30	$ 0.29	$ 0.29
Net realized and unrealized gain (loss) on investments	(0.03)	0.67	0.93	(0.40)	0.51	(0.46)
Net increase (decrease) from investment operations	$ 0.05	$ 0.88	$ 1.22	$ (0.10)	$ 0.80	$ (0.17)
Distributions to shareowners:
Net investment income	$ (0.08)	$ (0.22)	$ (0.29)	$ (0.29)	$ (0.29)	$ (0.31)
Net realized gain	—	(0.14)	—	(0.01)	—	—
Total distributions	$ (0.08)	$ (0.36)	$ (0.29)	$ (0.30)	$ (0.29)	$ (0.31)
Net increase (decrease) in net asset value	$ (0.03)	$ 0.52	$ 0.93	$ (0.40)	$ 0.51	$ (0.48)
Net asset value, end of period	$ 15.53	$ 15.56	$ 15.04	$ 14.11	$ 14.51	$ 14.00
Total return (b)	0.34%(c)	5.92%	8.74%	(0.60)%	5.72%	(1.27)%
Ratio of net expenses to average net assets	1.53%(d)	1.55%	1.56%	1.57%	1.55%	1.56%
Ratio of net investment income (loss) to average net assets	1.10%(d)	1.36%	1.95%	2.13%	2.05%	1.98%
Portfolio turnover rate	2%(c)	29%	10%	16%	20%	18%
Net assets, end of period (in thousands)	$36,380	$40,763	$30,294	$32,636	$51,506	$61,832

*	The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

(c)	Not annualized.
(d) Annualized.

38 Pioneer AMT-Free Municipal Fund | Semiannual Report| 6/30/21

The accompanying notes are an integral part of these financial statements.

	Six Months
	Ended	Year	Year	Year	Year	Year
	6/30/21	Ended	Ended	Ended	Ended	Ended
	(unaudited)	12/31/20	12/31/19	12/31/18	12/31/17	12/31/16*
Class Y
Net asset value, beginning of period	$ 15.63	$ 15.13	$ 14.19	$ 14.60	$ 14.08	$ 14.56
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.16	$ 0.36	$ 0.44	$ 0.45	$ 0.44	$ 0.44
Net realized and unrealized gain (loss) on investments	(0.02)	0.66	0.95	(0.41)	0.51	(0.46)
Net increase (decrease) from investment operations	$ 0.14	$ 1.02	$ 1.39	$ 0.04	$ 0.95	$ (0.02)
Distributions to shareowners:
Net investment income	$ (0.16)	$ (0.38)	$ (0.45)	$ (0.44)	$ (0.43)	$ (0.46)
Net realized gain	—	(0.14)	—	(0.01)	—	—
Total distributions	$ (0.16)	$ (0.52)	$ (0.45)	$ (0.45)	$ (0.43)	$ (0.46)
Net increase (decrease) in net asset value	$ (0.02)	$ 0.50	$ 0.94	$ (0.41)	$ 0.52	$ (0.48)
Net asset value, end of period	$ 15.61	$ 15.63	$ 15.13	$ 14.19	$ 14.60	$ 14.08
Total return (b)	0.90%(c)	6.82%	9.87%	0.35%	6.84%	(0.25)%
Ratio of net expenses to average net assets	0.55%(d)	0.55%	0.55%	0.55%	0.55%	0.55%
Ratio of net investment income (loss) to average net assets	2.08%(d)	2.36%	2.94%	3.13%	3.04%	2.98%
Portfolio turnover rate	2%(c)	29%	10%	16%	20%	18%
Net assets, end of period (in thousands)	$903,215	$842,214	$652,890	$457,039	$636,889	$374,674
Ratios with no waiver of fees and assumption of expenses by
the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	0.60%(d)	0.62%	0.62%	0.65%	0.63%	0.64%
Net investment income (loss) to average net assets	2.03%(d)	2.29%	2.87%	3.03%	2.96%	2.89%

*	The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.
(a)	The per-share data presented above is based on the average shares outstanding for the period presented
(b)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

(c)	Not annualized.
(d) Annualized.

The accompanying notes are an integral part of these financial statements.

Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/21 39

Notes to Financial Statements | 6/30/21
(unaudited)

1. Organization and Significant Accounting Policies
Pioneer AMT-Free Municipal Fund (the “Fund”) is one of two series comprising Pioneer Series Trust II (the “Trust”), a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to seek a high level of current income exempt from federal income tax as is consistent with the relative stability of capital.
The Fund offers four classes of shares designated as Class A, Class C, Class K and Class Y shares. Class K shares had not commenced operations as of June 30, 2021. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses, such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Trust gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareowner approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareowner’s voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares.
Amundi Asset Management US, Inc., an indirect, wholly owned subsidiary of Amundi and Amundi’s wholly owned subsidiary, Amundi USA, Inc., serves as the Fund’s investment adviser (the “Adviser”). Prior to January 1, 2021, the Adviser was named Amundi Pioneer Asset Management, Inc. Amundi Distributor US, Inc., an affiliate of Amundi Asset Management US, Inc., serves as the Fund’s distributor (the “Distributor”).
In August 2018, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update 2018-13 “Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement” (“ASU 2018-13”) which modifies disclosure requirements for fair value measurements, principally for Level 3 securities and transfers between levels of the fair value hierarchy. ASU 2018-13 is effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years. The

40 Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/21

Fund has adopted ASU 2018-13 for the six months ended June 30, 2021. The impact to the Fund’s adoption was limited to changes in the Fund’s disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy and disclosure of the range and weighted average used to develop significant unobservable inputs for Level 3 fair value investments, when applicable.
In March 2020, FASB issued an Accounting Standard Update, ASU 2020-04, Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (“LIBOR”) and other LIBOR-based reference rates at the end of 2021. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period from March 12, 2020 through December 31, 2022. Management is evaluating the impact of ASU 2020-04 on the Fund’s investments, derivatives, debt and other contracts, if applicable, that will undergo reference rate-related modifications as a result of the reference rate reform.
The Fund is an investment company and follows investment company accounting and reporting guidance under U.S. Generally Accepted Accounting Principles (“U.S. GAAP”). U.S. GAAP requires the management of the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:
A. Security Valuation
The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange (“NYSE”) is open, as of the close of regular trading on the NYSE.
Fixed-income securities are valued by using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed-income securities and/or other factors.

Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/21 41

Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service.
When independent third party pricing services are unable to supply prices, or when prices or market quotations are considered to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers.
Shares of open-end registered investment companies (including money market mutual funds) are valued at such funds’ net asset value. Shares of exchange-listed closed-end funds are valued by using the last sale price on the principal exchange where they are traded.
Securities for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser pursuant to procedures adopted by the Fund’s Board of Trustees. The Adviser’s fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. The Adviser’s fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.
Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund’s net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund’s securities may differ significantly from exchange prices, and such differences could be material.
At June 30, 2021, no securities were valued using fair value methods (other than securities valued using prices supplied by independent pricing services, broker-dealers or using a third party insurance industry pricing model).
B. Investment Income and Transactions
Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.

42 Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/21

Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.
Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.
C. Federal Income Taxes
It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of December 31, 2020, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.
The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.
The tax character of current year distributions payable will be determined at the end of the current taxable year. The tax character of distributions paid during the year ended December 31, 2020 was as follows:

2020
Distributions paid from:
Ordinary income	$ 938,558
Tax-exempt income	31,725,480
Long-term capital gain	14,079,953
Total	$46,743,991

Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/21 43

The following shows the components of distributable earnings on a federal income tax basis at December 31, 2020:

2020
Distributable earnings/(losses):
Undistributed tax-exempt income	$ 2,114,927
Undistributed long-term capital gain	42,785
Net unrealized appreciation	129,784,185
Total	$131,941,897

The difference between book-basis and tax-basis unrealized appreciation is attributable to the tax treatment of premium and amortization, and tax adjustments on defaulted bonds.
D. Fund Shares
The Fund records sales and repurchases of its shares as of trade date. The Distributor earned $12,229 in underwriting commissions on the sale of Class A shares during the six months ended June 30, 2021.
E. Class Allocations
Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.
Distribution fees are calculated based on the average daily net asset value attributable to Class A and Class C shares of the Fund, respectively (see Note 5). Class Y shares do not pay distribution fees. All expenses and fees paid to the Fund’s transfer agent for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 4).
The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C and Class Y shares can reflect different transfer agent and distribution expense rates.
F. Risks
The value of securities held by the Fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, recessions,

44 Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/21

the spread of infectious illness or other public health issues, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread. A general rise in interest rates could adversely affect the price and liquidity of fixed-income securities and could also result in increased redemptions from the Fund.
At times, the Fund’s investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund’s investments in foreign markets and countries with limited developing markets may subject the Fund to a greater degree of risk than investments in a developed market. These risks include disruptive political or economic conditions and the imposition of adverse governmental laws or currency exchange restrictions.
The municipal bond market can be susceptible to unusual volatility, particularly for lower-rated and unrated securities. Liquidity can be reduced unpredictably in response to overall economic conditions or credit tightening. Municipal issuers may be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. Unfavorable conditions and developments relating to projects financed with municipal securities can result in lower revenues to issuers of municipal securities, potentially resulting in defaults. Issuers often depend on revenues from these projects to make principal and interest payments. The value of municipal securities can also be adversely affected by changes in the financial condition of one or more individual municipal issuers or insurers of municipal issuers, regulatory and political developments, tax law changes or other legislative actions, and by uncertainties and public perceptions concerning these and other factors. Municipal securities may be more susceptible to downgrades or defaults during recessions or similar periods of economic stress. Financial difficulties of municipal issuers may continue or get worse. To the extent the Fund invests significantly in a single state, including Massachusetts, Texas, Florida, New York, California and Washington, or in securities the payments on which are dependent upon a single project or source of revenues, or that relate to a sector or industry, including health care facilities, education, transportation, special revenues and pollution control, the Fund will be more susceptible to associated risks and developments.

Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/21 45

The Fund’s investments, payment obligations and financing terms may be based on floating rates, such as LIBOR (London Interbank Offered Rate). Plans are underway to phase out the use of LIBOR. The UK Financial Conduct Authority (“FCA”) and LIBOR’s administrator, ICE Benchmark Administration (“IBA”), have announced that most LIBOR rates will no longer be published after the end of 2021 and a majority of U.S. dollar LIBOR rates will no longer be published after June 30, 2023. It is possible that the FCA may compel the IBA to publish a subset of LIBOR settings after these dates on a “synthetic” basis, but any such publications would be considered non-representative of the underlying markets. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. Based on the recommendations of the New York Federal Reserve’s Alternative Reference Rate Committee (comprised of major derivative market participants and their regulators), the U.S. Federal Reserve began publishing a Secured Overnight Funding Rate (“SOFR”) that is intended to replace U.S. Dollar LIBOR. Proposals for alternative reference rates for other currencies have also been announced or have already begun publication, such as SONIA in the United Kingdom. Markets are slowly developing in response to these new rates, and transition planning is at a relatively early stage. Neither the effect of the transition process nor its ultimate success is known. The transition process may lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates. The effect of any changes to — or discontinuation of — LIBOR on the portfolio will vary depending on, among other things, provisions in individual contracts and whether, how, and when industry participants develop and adopt new reference rates and alternative reference rates for both legacy and new products and instruments. Because the usefulness of LIBOR as a benchmark may deteriorate during the transition period, these effects could materialize prior to the end of 2021.
With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security and related risks. While the Fund’s Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by service providers to the Fund such as Brown Brothers Harriman & Co., the Fund’s custodian and accounting agent, and DST Asset Manager Solutions, Inc., the Fund’s transfer agent. In addition, many beneficial owners of Fund shares hold them through accounts at

46 Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/21

broker-dealers, retirement platforms and other financial market participants over which neither the Fund nor the Adviser exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at the Adviser or the Fund’s service providers or intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its net asset value, impediments to trading, the inability of Fund shareowners to effect share purchases, redemptions or exchanges or receive distributions, loss of or unauthorized access to private shareowner information and violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.
COVID-19
The respiratory illness COVID-19 caused by a novel coronavirus has resulted in a global pandemic and major disruption to economies and markets around the world, including the United States. Global financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some interest rates are very low and in some cases yields are negative. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and liquidity of the Fund’s investments. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. Governments and central banks, including the Federal Reserve in the U.S., have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The impact of these measures will not be known for some time. The consequences of high public debt, including its future impact on the economy and securities markets, likewise may not be known for some time.
The Fund’s prospectus contains unaudited information regarding the Fund’s principal risks. Please refer to that document when considering the Fund’s principal risks.

Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/21 47

G. Restricted Securities
Restricted Securities are subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933.
Disposal of restricted investments may involve negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted investments held by the Fund at June 30, 2021 are listed in the Schedule of Investments.
2. Management Agreement
The Adviser manages the Fund’s portfolio. Management fees are calculated daily and paid monthly at the annual rate of 0.50% of the Fund’s average daily net assets up to $250 million, 0.45% of the next $500 million of the Fund’s average daily net assets, 0.40% of the next $1.25 billion of the Fund’s average daily net assets, and 0.35% of the Fund’s average daily net assets over $2 billion. For the six months ended June 30, 2021, the effective management fee (excluding waivers and/or assumptions of expenses) was equivalent to 0.43% (annualized) of the Fund’s average daily net assets.
The Adviser has contractually agreed to limit ordinary operating expenses (ordinary operating expenses means all fund expenses other than taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, such as litigation) of the Fund to the extent required to reduce Fund expenses to 0.55% of the average daily net assets attributable to Class Y shares. This expense limitation is in effect through May 1, 2022. There can be no assurance that the Adviser will extend the expense limitation agreement for a class of shares beyond the date referred to above. Fees waived and expenses reimbursed during the six months ended June 30, 2021, are reflected on the Statement of Operations.
In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in “Due to affiliates” reflected on the Statement of Assets and Liabilities is $99,196 in management fees, administrative costs and certain other reimbursements payable to the Adviser at June 30, 2021.

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3. Compensation of Trustees and Officers
The Fund pays an annual fee to its Trustees. The Adviser reimburses the Fund for fees paid to the Interested Trustees. The Fund does not pay any salary or other compensation to its officers. For the six months ended June 30, 2021, the Fund paid $37,915 in Trustees’ compensation, which is reflected on the Statement of Operations as Trustees’ fees. At June 30, 2021, the Fund had a payable for Trustees’ fees on its Statement of Assets and Liabilities of $1,569.
4. Transfer Agent
DST Asset Manager Solutions, Inc. serves as the transfer agent to the Fund at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Fund’s omnibus relationship contracts.
In addition, the Fund reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareowner communications activities such as proxy and statement mailings, and outgoing phone calls. For the six months ended June 30, 2021, such out-of-pocket expenses by class of shares were as follows:

Shareowner Communications:
Class A	$27,688
Class C	829
Class Y	17,440
Total	$45,957

5. Distribution Plan and Service Plans
The Fund has adopted a distribution plan (the “Plan”) pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A and Class C shares. Pursuant to the Plan, the Fund pays the Distributor 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays the Distributor 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Included in “Due to affiliates” reflected on the Statement of Assets and Liabilities is $29,270 in distribution fees payable to the Distributor, at June 30, 2021.

Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/21 49

In addition, redemptions of Class A and Class C shares may be subject to a contingent deferred sales charge (“CDSC”). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class Y shares. Proceeds from the CDSCs are paid to the Distributor. For the six months ended June 30, 2021, CDSCs in the amount of $28,623 were paid to the Distributor.
6. Line of Credit Facility
The Fund, along with certain other funds in the Pioneer Family of Funds, participates in a committed, unsecured revolving line of credit (“credit facility”). Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the credit facility or the limits set for borrowing by the Fund’s prospectus and the 1940 Act. Effective February 4, 2021, the Fund participates in a facility in the amount of $450 million. Prior to February 4, 2021, the Fund participated in a facility in the amount of $300 million. Under such facility, depending on the type of loan, interest on borrowings is payable at the London Interbank Offered Rate (“LIBOR”) plus a credit spread. The Fund also pays both an upfront fee and an annual commitment fee to participate in a credit facility. The upfront fee in the amount of 0.10% of the total credit facility and the commitment fee in the amount of 0.25% of the daily unused portion of each lender’s commitment are allocated among participating funds based on an allocation schedule set forth in the credit agreement. For the six months ended June 30, 2021, the Fund had no borrowings under the credit facility.
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Statement Regarding Liquidity Risk Management Program
As required by law, the Fund has adopted and implemented a liquidity risk management program (the “Program”) that is designed to assess and manage liquidity risk. Liquidity risk is the risk that the Fund could not meet requests to redeem its shares without significant dilution of remaining investors’ interests in the Fund. The Fund’s Board of Trustees designated a liquidity risk management committee (the “Committee”) consisting of employees of Amundi Asset Management US, Inc. (the “Adviser”) to administer the Program.
The Committee provided the Board of Trustees with a report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation (the “Report”). The Report covered the period from January 1, 2020 through December 31, 2020 (the “Reporting Period”).
The Report confirmed that, throughout the Reporting Period, the Committee had monitored the Fund’s portfolio liquidity and liquidity risk on an ongoing basis, as described in the Program and in Board reporting throughout the Reporting Period.
The Report discussed the Committee’s annual review of the Program, which addressed, among other things, the following elements of the Program:
The Committee reviewed the Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions. The Committee noted that the Fund’s investment strategy continues to be appropriate for an open-end fund, taking into account, among other things, whether and to what extent the Fund held less liquid and illiquid assets and the extent to which any such investments affected the Fund’s ability to meet redemption requests. In managing and reviewing the Fund’s liquidity risk, the Committee also considered the extent to which the Fund’s investment strategy involves a relatively concentrated portfolio or large positions in particular issuers, the extent to which the Fund uses borrowing for investment purposes, and the extent to which the Fund uses derivatives (including for hedging purposes). The Committee also reviewed the Fund’s short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions. In assessing the Fund’s cash flow projections, the Committee considered, among other factors, historical net redemption activity, redemption policies, ownership concentration, distribution channels, and the degree of certainty associated with the Fund’s short-term and long term cash flow projections. The Committee also considered the Fund’s holdings of cash and cash equivalents, as well as borrowing arrangements and other

Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/21 51

funding sources, including, if applicable, the Fund’s participation in a credit facility, as components of the Fund’s ability to meet redemption requests. The Fund has adopted an in-kind redemption which may be utilized to meet larger redemption requests.
The Committee reviewed the Program’s liquidity classification methodology for categorizing the Fund’s investments into one of four liquidity buckets. In reviewing the Fund’s investments, the Committee considered, among other factors, whether trading varying portions of a position in a particular portfolio investment or asset class in sizes the Fund would reasonably anticipate trading, would be reasonably expected to significantly affect liquidity.
The Committee performed an analysis to determine whether the Fund is required to maintain a Highly Liquid Investment Minimum, and determined that no such minimum is required because the Fund primarily holds highly liquid investments.
The Report stated that the Committee concluded the Program operates adequately and effectively, in all material respects, to assess and manage the Fund’s liquidity risk throughout the Reporting Period.

52 Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/21

Trustees, Officers and Service Providers

Trustees	Officers
Thomas J. Perna, Chairman	Lisa M. Jones, President and
John E. Baumgardner, Jr.	Chief Executive Officer
Diane Durnin	Anthony J. Koenig, Jr., Treasurer
Benjamin M. Friedman	and Chief Financial and
Lisa M. Jones	Accounting Officer
Craig C. MacKay	Christopher J. Kelley, Secretary and
Lorraine H. Monchak	Chief Legal Officer
Marguerite A. Piret
Fred J. Ricciardi
Kenneth J. Taubes

Investment Adviser and Administrator
Amundi Asset Management US, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Principal Underwriter
Amundi Distributor US, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Transfer Agent
DST Asset Manager Solutions, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundi.com/us. This information is also available on the Securities and Exchange Commission’s web site at www.sec.gov.

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60 Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/21

How to Contact Amundi
We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms	1-800-225-6292
FactFoneSM for automated fund yields, prices,
account information and transactions	1-800-225-4321
Retirement plans information	1-800-622-0176

Write to us:

Amundi
P.O. Box 219427
Kansas City, MO 64121-9427

Our toll-free fax	1-800-225-4240

Our internet e-mail address	us.askamundi@amundi.com
(for general questions about Amundi only)

Visit our web site: www.amundi.com/us

This report must be preceded or accompanied by a prospectus.
The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission’s web site at https://www.sec.gov.

Amundi Asset Management US, Inc.
60 State Street
Boston, MA 02109
www.amundi.com/us

Securities offered through Amundi Distributor US, Inc.,
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
© 2021 Amundi Asset Management US, Inc. 19451-15-0821

ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.  If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3) Compliance with applicable governmental laws, rules, and regulations;

(4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant’s Internet address and such intention.

Not applicable.

(f) The registrant must:

(1) File with the Commission, pursuant to Item 12(a)(1), a copy of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

(2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

(3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made. See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1)  Disclose that the registrant’s board of trustees has determined that the registrant either:

(i)  Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant’s Board of Trustees has determined that the registrant has at least one audit committee financial expert.

      (2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

(i)  Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Mr. Fred J. Ricciardi, an independent trustee, is such an audit committee financial expert.

(3) If the registrant provides the disclosure required by paragraph (a)(1) (ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

N/A

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

PIONEER FUNDS
APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
PROVIDED BY THE INDEPENDENT AUDITOR

SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Amundi Asset Management US, Inc., the audit committee and the independent auditors.

The Funds recognize that a Fund’s independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund’s independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund’s independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

SECTION II - POLICY

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES

I. AUDIT SERVICES	Services that are directly	o Accounting research assistance
	related to performing the	o SEC consultation, registration
	independent audit of the Funds	statements, and reporting
o Tax accrual related matters
o Implementation of new accounting standards
o Compliance letters (e.g. rating agency letters)
o Regulatory reviews and assistance
regarding financial matters
o Semi-annual reviews (if requested)
o Comfort letters for closed end offerings
II. AUDIT-RELATED	Services which are not	o AICPA attest and agreed-upon procedures
SERVICES	prohibited under Rule	o Technology control assessments
	210.2-01(C)(4) (the “Rule”)	o Financial reporting control assessments
	and are related extensions of	o Enterprise security architecture
	the audit services support the	assessment
audit, or use the knowledge/expertise
gained from the audit procedures as a
foundation to complete the project.
In most cases, if the Audit-Related
Services are not performed by the
Audit firm, the scope of the Audit
Services would likely increase.
The Services are typically well-defined
and governed by accounting
professional standards (AICPA,
SEC, etc.)

AUDIT COMMITTEE APPROVAL POLICY		AUDIT COMMITTEE REPORTING POLICY
o “One-time” pre-approval		o A summary of all such
for the audit period for all		services and related fees
pre-approved specific service		reported at each regularly
subcategories. Approval of the		scheduled Audit Committee
independent auditors as		meeting.
auditors for a Fund shall
constitute pre approval for
these services.

o “One-time” pre-approval		o A summary of all such
for the fund fiscal year within		services and related fees
a specified dollar limit		(including comparison to
for all pre-approved		specified dollar limits)
specific service subcategories		reported quarterly.

o Specific approval is
needed to exceed the
pre-approved dollar limit for
these services (see general
Audit Committee approval policy
below for details on obtaining
specific approvals)

o Specific approval is
needed to use the Fund’s
auditors for Audit-Related
Services not denoted as
“pre-approved”, or
to add a specific service
subcategory as “pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE
SUBCATEGORIES
III. TAX SERVICES	Services which are not	o Tax planning and support
	prohibited by the Rule,	o Tax controversy assistance
	if an officer of the Fund	o Tax compliance, tax returns, excise
	determines that using the	tax returns and support
	Fund’s auditor to provide	o Tax opinions
these services creates
significant synergy in
the form of efficiency,
minimized disruption, or
the ability to maintain a
desired level of
confidentiality.

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
o “One-time” pre-approval	o A summary of
for the fund fiscal year	all such services and
within a specified dollar limit	related fees
(including comparison
to specified dollar
limits) reported
quarterly.

o Specific approval is
needed to exceed the
pre-approved dollar limits for
these services (see general
Audit Committee approval policy
below for details on obtaining
specific approvals)

o Specific approval is
needed to use the Fund’s
auditors for tax services not
denoted as pre-approved, or to
add a specific service subcategory as
“pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE
SUBCATEGORIES
IV. OTHER SERVICES	Services which are not	o Business Risk Management support
	prohibited by the Rule,	o Other control and regulatory
A. SYNERGISTIC,	if an officer of the Fund	compliance projects
UNIQUE QUALIFICATIONS	determines that using the
Fund’s auditor to provide
these services creates
significant synergy in
the form of efficiency,
minimized disruption,
the ability to maintain a
desired level of
confidentiality, or where
the Fund’s auditors
posses unique or superior
qualifications to provide
these services, resulting
in superior value and
results for the Fund.

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
o “One-time” pre-approval	o A summary of
for the fund fiscal year within	all such services and
a specified dollar limit	related fees
(including comparison
to specified dollar
limits) reported
quarterly.
o Specific approval is
needed to exceed the
pre-approved dollar limits for
these services (see general
Audit Committee approval policy
below for details on obtaining
specific approvals)

o Specific approval is
needed to use the Fund’s
auditors for “Synergistic” or
“Unique Qualifications” Other
Services not denoted as
pre-approved to the left, or to
add a specific service
subcategory as “pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PROHIBITED SERVICE
SUBCATEGORIES
PROHIBITED SERVICES	Services which result	1. Bookkeeping or other services
	in the auditors losing	related to the accounting records or
	independence status	financial statements of the audit
	under the Rule.	client*
2. Financial information systems design
and implementation*
3. Appraisal or valuation services,
fairness* opinions, or
contribution-in-kind reports
4. Actuarial services (i.e., setting
actuarial reserves versus actuarial
audit work)*
5. Internal audit outsourcing services*
6. Management functions or human
resources
7. Broker or dealer, investment
advisor, or investment banking services
8. Legal services and expert services
unrelated to the audit
9. Any other service that the Public
Company Accounting Oversight Board
determines, by regulation, is
impermissible

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
o These services are not to be	o A summary of all
performed with the exception of the(*)	services and related
services that may be permitted	fees reported at each
if they would not be subject to audit	regularly scheduled
procedures at the audit client (as	Audit Committee meeting
defined in rule 2-01(f)(4)) level	will serve as continual
the firm providing the service.	confirmation that has
not provided any
restricted services.

GENERAL AUDIT COMMITTEE APPROVAL POLICY:

o For all projects, the officers of the Funds and the Fund’s auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the “Approval of Audit, Audit-Related, Tax and Other Services” Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

N/A

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountants engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrants accountant for services rendered to the registrant, and rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

N/A

(h) Disclose whether the registrants audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrants investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

The Fund’s audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre- approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.1212 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

N/A

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR, provide the following information:

(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant’s portfolio (“Portfolio Manager”). Also state each Portfolio Manager’s business experience during the past 5 years.

N/A

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

N/A

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R(17 CFR 229.407)(as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R of Schedule 14(A) in its definitive proxy statement, or this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financials officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30(a)-3(b) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are effective based on the evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occured during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) If the registrant is a closed-end management investment company, provide the following dollar amounts of income and compensation related to the securities lending activities of the registrant during its most recent fiscal year:

N/A

(1) Gross income from securities lending activities;

N/A

(2) All fees and/or compensation for each of the following securities lending activities and related services: any share of revenue generated by the securities lending program paid to the securities lending agent(s) (revenue split); fees paid for cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split; administrative fees that are not included in the revenue split; fees for indemnification that are not included in the revenue split; rebates paid to borrowers; and any other fees relating to the securities lending program that are not included in the revenue split, including a description of those other fees;

N/A

(3) The aggregate fees/compensation disclosed pursuant to paragraph (2); and

N/A

(4) Net income from securities lending activities (i.e., the dollar amount in paragraph (1) minus the dollar amount in paragraph (3)).

If a fee for a service is included in the revenue split, state that the fee is included in the revenue split.

N/A

(b) If the registrant is a closed-end management investment company, describe the services provided to the registrant by the securities lending agent in the registrants most recent fiscal year.

N/A

ITEM 13. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) , exactly as set forth below:
Filed herewith.

SIGNATURES

[See General Instruction F]

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Pioneer Series Trust II

By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President and Chief Executive Officer

Date September 1, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President and Chief Executive Officer

Date September 1, 2021

By (Signature and Title)* /s/ Anthony J. Koenig, Jr.
Anthony J. Koenig, Jr., Treasurer and Chief Financial and Accounting Officer

Date September 1, 2021

* Print the name and title of each signing officer under his or her signature.